Schedule 14A Information

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TIFF INVESTMENT PROGRAM

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Notice of Special Meeting OF MEMBERS OF

TIFF MULTI-ASSET FUND,

a series of

TIFF INVESTMENT PROGRAM

170 N. Radnor Chester Road, Suite 300

Radnor, Pennsylvania 19087

SPECIAL MEETING OF MEMBERS

TO BE HELD ON [September 8], 2023

To the shareholders (“members”) of TIFF Multi-Asset Fund (the “Fund”), a series of TIFF Investment Program (“TIP”):

NOTICE IS HEREBY GIVEN that a Special Meeting of members (the “Meeting”) of the Fund will be held on [September 8], 2023 at [1:00 p.m.], Eastern time, at the offices of TIFF Advisory Services, Inc. (“TAS”), 170 N. Radnor Chester Road, Suite 300, Radnor, PA 19087. During the Meeting, members of the Fund will be asked to vote on the following proposals:

1.	To approve a new Advisory Agreement between TIP, on behalf of the Fund, and TIFF Advisory Services, LLC;

2.	To elect trustees of TIP; and

3.	To transact such other business as may properly come before the Meeting or any adjournment(s) thereof.

Members of record as of the close of business on [June 16], 2023 will be entitled to notice of, and to vote at, the Meeting or any adjournment(s) thereof. If you attend the Meeting, you may vote your shares in person. EVEN IF YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE. Any member, or a person authorized to act on its behalf, who is present at the Meeting may vote personally on all matters properly brought before the Meeting and, in that event, such member’s proxy will not be used. To obtain directions to be able to attend the Meeting and vote in person, please contact TIFF Member Services at 1-610-684-8200. The enclosed proxy card is being solicited on behalf of the board of trustees of TIP.

By order of the board of trustees of TIP,

Christian A. Szautner, Secretary
[July 7], 2023

IMPORTANT INFORMATION TO HELP YOU

UNDERSTAND AND VOTE ON THE PROPOSALS

Below is a brief overview of the proposals to be voted upon at the September [8], 2023 Special Shareholders Meeting for TIFF Investment Program (“TIP”). The proxy statement provides more information on each proposal. Your vote is important, no matter how large or small your holdings may be.

What proposals am I being asked to vote on?

You are being asked to vote on two proposals:

1.	To approve a new advisory agreement between TIP, on behalf of TIFF Multi-Asset Fund (“MAF” or the “Fund”), and TIFF Advisory Services, LLC (“TAS LLC”).

2.	To elect a board of trustees of TIP. The nominees for election, Mark Baumgartner, Jennifer Deger, Mai-Anh Fox and William McCalpin, all of whom presently serve as trustees on the TIP board.

What role does the TIP board play?

The TIP trustees are responsible for the overall supervision of the Fund. As such, the TIP board has an obligation to serve the best interests of the Fund. In fulfilling this duty, the TIP board, among other matters, reviews fund performance, oversees general fund activities, and reviews contractual arrangements with the firms that provide services to MAF.

Has TIP’s board of trustees approved these proposals?

Yes, the TIP board of trustees has approved the proposals and recommends that you vote FOR each proposal.

Why are MAF members being asked to elect trustees for TIP?

One of TIP’s four current trustees, Jennifer Deger, was appointed as trustee by the TIP board but has not yet been elected by MAF members. The Investment Company Act of 1940 (the “1940 Act”) requires that a minimum percentage of a mutual fund’s board be elected by shareholders and having the full slate of TIP trustees be elected by MAF members is therefore advisable and in the best interests of TIP.

Why are MAF members being asked to vote on the new advisory agreement with TAS LLC?

TIFF Advisory Services, Inc. (“TAS”), MAF’s investment adviser, is currently structured as a Delaware non-stock corporation. As a result of this structure, TAS currently has no stock and no equity owners. Management of TAS intends to convert TAS from a Delaware non-stock corporation to an employee-owned public benefit limited liability company (an “LLC”), organized under Delaware law (the “Reorganization”). While there are no anticipated changes to either TAS’ operations, the TAS team, or MAF’s portfolio managers, the Reorganization constitutes a “change of control” of MAF’s investment adviser, thereby resulting in the “assignment” of MAF’s current advisory agreement with TAS under the 1940 Act. Under the 1940 Act, the current advisory agreement must provide for its automatic termination in the event of its assignment. Therefore, a new advisory agreement between TIP and TAS LLC (the new name of TAS after the Reorganization) is necessary (the “New Advisory Agreement”) and members of MAF are being asked to approve the New Advisory Agreement.

Are there any differences between the New Advisory Agreement and the current advisory agreement with TAS?

The only differences between the New Advisory Agreement and the current advisory agreement are the identity and form of organization of the investment adviser. Specifically, the New Advisory Agreement will reflect “TIFF Advisory Services, LLC” as the name of the investment adviser and its form of organization will be described as a limited liability company rather than a corporation. Aside from the foregoing, all of the other terms of the agreements are identical, including with respect to the investment advisory fee schedule.

What is the purpose of the Reorganization?

TAS believes that converting to an employee-owned company will enable it to more effectively attract and retain outstanding investment and other professionals whose interests and incentives are closely aligned with the interests of TAS’ clients, including TIP. As an employee-owned company, TAS has determined that it will be better enabled to compete for talent as most similar investment advisory firms offer their investment professionals at least some form of equity ownership interests in the investment adviser. By offering equity interests, TAS strongly believes that it will be able to remain competitive in attracting top talent, minimizing employee turnover, and aligning employee owners’ interests with their clients.

How will the Reorganization and the New Advisory Agreement affect MAF and TIP?

Neither the Reorganization nor the New Advisory Agreement are expected to affect your investment in MAF. There will be no change in how TAS LLC would manage MAF on a day-to-day basis. There will be no changes to the investment advisory fee schedule and TAS management has represented that, as a result of the Reorganization, there will be no changes to the nature, extent or quality of the services that TAS LLC will provide to MAF under the New Advisory Agreement. There are no anticipated changes to TIP’s officers or MAF’s portfolio managers as a result of the Reorganization or the New Advisory Agreement. There will be no changes to MAF’s investment objective or investment policies and strategies. There will be no changes to MAF’s money managers or any of their fees, nor will there be any changes to MAF’s other services providers or any fees for advisory services or administrative services. Finally, the Reorganization and the New Advisory Agreement will not impact or alter the duties of the TIP trustees to act independently and with due care and in the interests of MAF.

Who will own the common equity of TAS LLC after the Reorganization?

It is expected that almost all of TAS’ current senior leadership, as well as the senior members of the investment team, will become owners of the common equity interests of TAS LLC. The common equity of TAS LLC will be entirely owned by TAS employees as of the completion of the Reorganization. As of the completion of the Reorganization, there are expected to be approximately 15-20 such owners in total and it is expected that no individual employee would own more than 25% of the common equity interests of TAS LLC. The group of common equity owners and their ownership percentage ranges will be disclosed in TAS LLC’s Form ADV, which will be publicly filed with the SEC after the closing of the Reorganization. In TAS’ view, the Reorganization evidences substantial commitment by the TAS investment team and other professionals to TAS’ clients, including MAF, and to TAS’s mission.

Will the Reorganization result in a new legal entity for TAS?

No.  The Reorganization will involve the conversion, pursuant to Delaware law, of TAS as non-stock corporation to an LLC. Such a conversion does not result in the creation of a new legal entity and all of the rights and obligations of TAS will continue after the Reorganization.

What is the timing of the Reorganization and the New Advisory Agreement?

It is expected that the Reorganization will be completed and, if approved by members, the New Advisory Agreement will go into effect, in late third quarter or early fourth quarter of 2023.

Will TAS continue to support the non-profit community/focus on non-profit clients after the Reorganization?

The Reorganization is expected, in a number of ways, to strengthen TAS’ commitment to the non-profit sector as, following the Reorganization, TAS will continue its stated mission to try to be the best outsourced chief investment officer (OCIO) to the non-profit community. It also is expected that TAS LLC will elect to be a public benefit limited liability company under Delaware law. As such, TAS LLC will be required to have a public benefit purpose, which will be to help non-profits achieve their missions by providing (i) investment-related advice and broader support services, including education, to non-profits and other clients, and (ii) financial support to our clients and third-party charitable organizations. TAS LLC expects further to pursue “B Corp” (also known as “B Lab”) certification at some point following the Reorganization. TAS LLC also expects to focus its OCIO capabilities primarily on non-profit clients and prospects. Finally, it is expected that TAS LLC will dedicate a portion of the employee paid-in-capital and a percentage of its future profits to charitable endeavors, including: (i) advisory fee reductions for TAS LLC clients (which today are predominantly non-profits); (ii) charitable donations based on recommendations from TAS LLC employees and the TAS LLC Advisory Board; and (iii) member educational events. For MAF, any such advisory fee reductions would likely take the form of voluntary fee waivers of TAS LLC’s advisory fees. The amount and timing of any such fee waivers has not been determined, and such fee waivers, if provided, may not be material.

What is the difference between a public benefit limited liability company (PBLLC) and B Corp Certification?

A public benefit limited liability company (PBLLC) is a statutory corporate form that allows a company to align its corporate purpose with a particular public benefit, in our case –supporting the non-profit community.  The directors of a PBLLC are permitted to balance the monetary interests of shareholders with the PBLLC’s public benefit purpose. B Lab is an independent, non-profit third-party that awards a “B Corp Certification” to qualifying companies.  B Corp Certification is a designation that a business meets high standards of social and environmental performance, accountability, and transparency.

Who will pay for the costs of the MAF member meeting and proxy solicitation?

TAS will pay for all costs of the MAF member meeting and the proxy solicitation, including the printing and mailing costs of the proxy statement.

How do I vote my shares?

Voting is straightforward. Everything you need has been provided to you. To cast your vote, simply complete the proxy card enclosed with the proxy statement that you received. Be sure to have the card signed by an authorized person before mailing it in the enclosed envelope. You may also vote your shares by faxing the completed and signed proxy card to TIFF Member Services at 1-610-684-8210 or by emailing the completed and signed proxy card to memberservices@tiff.org.

When and where is the MAF member meeting?

The MAF member meeting is at 1:00 p.m., Eastern Time, on Friday, September 8, 2023, at the offices of TIP, 170 N. Radnor Chester Road, Suite 300, Radnor, PA. Members of record as of June 16, 2023, will be entitled to vote on the proposals. MAF members are welcome to attend the meeting in person, but there is no requirement to do so and members eligible to vote can vote their shares as instructed above without attending the meeting.

How will the Reorganization impact the governance of the Fund and TAS?

The TIP Board (of the Fund) is composed of independent trustees, all of whom are proposed to be re-elected. As a Delaware non-stock corporation, TAS is governed by a board of directors. Currently, all TAS board members, except for TAS’s CEO and Chief Investment Officer, are not employees of TAS. TAS’s current board is supportive and will remain as an Advisory Board of TAS LLC, but without day-to-day oversight responsibilities. TAS LLC will continue to benefit from the Advisory Board’s valuable contributions, which include their focus on, and insights into, investment strategy. The Advisory Board’s investment and other oversight roles will include: (i) contributing to the organization’s mission; (ii) providing investment oversight and challenge investment thinking; (iii) serving as a sounding board and providing insights on investment and reputational items; and (iv) reviewing portfolio risk management. As an employee-owned company, after the Reorganization the TAS LLC board members will be elected by employee holders of the TAS LLC common equity interests and are expected to consist of three to four of TAS’ leaders. There also will be ongoing oversight of TAS LLC by a new entity called TAS II, which will have one or more independent third party directors. TAS II is expected to have certain limited oversight related to TAS LLC’s operations, client fee reductions, and distributions made for charitable purposes.

TIFF INVESTMENT PROGRAM

170 N. Radnor Chester Road, Suite 300

Radnor, Pennsylvania 19087

TIFF Multi-Asset Fund

PROXY STATEMENT

[July 7], 2023

FOR THE SPECIAL MEETING OF MEMBERS

TO BE HELD ON [September 8], 2023

This proxy statement is being furnished in connection with the solicitation of proxies by the board of trustees of TIFF Investment Program (“TIP”) for use at a special meeting (the “Meeting”) of the shareholders (“members”) of TIFF Multi-Asset Fund (the “Fund”), a series of TIP, to be held at [1:00] p.m., Eastern time, on [September 8], 2023, at the offices of TIFF Advisory Services, Inc. (“TAS”), 170 N. Radnor Chester Road, Suite 300, Radnor, Pennsylvania 19087, and at any adjournment(s) thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Members (the “notice”). The notice, this proxy statement, and the enclosed proxy card are first being mailed or otherwise being made available to members on or about [July 7], 2023. Please read this proxy statement and keep it for future reference. TIP’s principal executive offices are located at the offices of its investment adviser, TAS, at 170 N. Radnor Chester Road, Suite 300, Radnor, Pennsylvania 19087.

Important Notice Regarding the Availability of Proxy Materials for TIP’s Special Shareholder Meeting to be held on [September 8], 2023: A copy of the notice and this proxy statement is available at https://www.tipfunds.org. The Fund’s most recent annual and semi-annual shareholder reports are available at https://www.tipfunds.org.

The Meeting has been called for the purpose of having the members of the Fund consider and vote upon the proposals listed below (the “Proposals”) and on any other matter that may properly come before the Meeting. This proxy statement contains information you should know before voting on the Proposals.

Proposals

1.	To approve a new Advisory Agreement between TIP, on behalf of the Fund, and TIFF Advisory Services, LLC (“TAS LLC”); and

2.	To elect Mark L. Baumgartner, Jennifer E. Deger, Mai-Anh Fox, and William F. McCalpin as trustees of TIP.

The board of trustees of TIP (the “Board” or the “TIP Board”), all of whom are not “interested persons,” as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of TIP (the “Independent Trustees” or the “Trustees,” or individually, an “Independent Trustee” or a “Trustee”), is soliciting votes from members of the Fund. The solicitation of votes is made by the mailing of this proxy statement and the accompanying proxy card on or about [July 7,] 2023. The appointed proxies will vote in their discretion on any other business, including any adjournment of the Meeting, as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

All proxies solicited by the Board that are properly executed and received by TIP’s Secretary prior to the Meeting, and are not revoked prior to their exercise, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a properly executed and returned proxy card, it will be voted FOR the Proposals in accordance with the Trustees’ recommendations beginning on page [2] of the proxy statement. If you specify a vote on one Proposal on which you are entitled to vote, but not all, your proxy will be voted as specified on such Proposal and, on the Proposal for which no vote is specified, your proxy will be voted FOR such Proposal in accordance with the Trustees’ recommendations beginning on page [2] of the proxy statement. All shares that are voted and votes to ABSTAIN will be counted toward establishing a quorum. Because all of the Fund’s shares are held directly by its members and not through any brokers, dealers or other financial intermediaries, TIP does not expect to receive any ‘broker non-votes.’ Shares that represent ‘broker non-votes’ are shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter. If the Fund were to receive any broker non-votes, such shares would be counted as shares present and entitled to vote at the Meeting for purposes of determining whether the required quorum of shares exists, but will not be treated as votes cast at the Meeting. Therefore, abstentions and broker non-votes will be included for purposes of determining whether a quorum is present and will have no effect on proposals that require a plurality for approval, or on proposals requiring an affirmative vote of a majority of votes cast for approval. Specifically, abstentions and broker non-votes will have no effect on Proposal 2, but may have the same effect as a vote “against” Proposal 1. Any proxy given by a member is revocable until voted at the Meeting. You may revoke your proxy by a written notice delivered to the Secretary of TIP prior to the exercise of the proxy or by attending the Meeting and voting in person.

A quorum will exist if members entitled to cast one-third of the votes entitled to be cast at the Meeting, without regard to class, are present at the Meeting, in person or by proxy. If a quorum is not present at the Meeting, if a quorum is present at the Meeting but sufficient votes to approve the Proposals are not received, or for any other reason deemed necessary or desirable, the chairperson of the Board, the president of TIP, in the absence of the chairperson of the Board, or any vice president or other authorized officer of TIP, in the absence of the president, or the holders of a majority of the shares present, in person or by proxy, and entitled to vote at the Meeting, may adjourn the Meeting.

Members of record at the close of business on [June 16], 2023 (the “Record Date”) are entitled to receive notice of, and to vote at, the Meeting or any adjournments(s) thereof. A member of the Fund on the Record Date shall be entitled to one vote for each dollar, and a proportionate fraction of a vote for each fraction of a dollar, of the net asset value per share of each share of the Fund held by the member on the Record Date on each matter submitted to a vote at the Meeting. As of the Record Date, the following shares of the Fund were issued and outstanding and entitled to vote, and the net asset value per share/votes per share were as follows:

	Issued and Outstanding Shares	Net Asset Value/ Votes Per Share
TIFF Multi-Asset Fund	[ ] shares	$[ ]

I.	PROPOSAL: TO APPROVE A NEW ADVISORY AGREEMENT BETWEEN TIP, ON BEHALF OF THE FUND, AND TAS LLC

Background. The Fund is currently the sole series of TIP. The Fund operates on a multi-manager basis, which means that its assets are divided into multiple segments, each managed by a different money management firm as money managers, which are supervised by TAS. TAS serves as the Fund’s investment adviser pursuant to an advisory agreement dated December 16, 2014 (the “Current Advisory Agreement”). Under the Current Advisory Agreement, TAS manages the investment program of the Fund and performs such duties as the TIP Board and TAS agree from time to time are appropriate to support and enhance the investment program of the Fund. The Current Advisory Agreement provides that TAS will seek to achieve the Fund’s investment and performance objectives by identifying and recommending to the TIP Board external money managers for the Fund, allocating cash among asset classes and money managers, as applicable, monitoring the money managers’ and the Fund’s performance, managing directly a portion of the Fund’s portfolio, and employing certain risk management and other techniques designed to enhance returns. There are presently twelve independent money managers managing the Fund’s assets. The independent money managers have entered into contracts with TIP, on behalf of the Fund, that have been approved by the TIP Board but have not been approved by the Fund’s members in accordance with an exemptive order obtained by TIP and TAS from the U.S. Securities and Exchange Commission (“SEC”) in 1995. The Current Advisory Agreement and TAS’ duties are described more fully below.

At a meeting held on June 6, 2023, TAS proposed to the TIP Board that the TIP Board approve and recommend to members that they approve a new advisory agreement between TIP, on behalf of the Fund, and TAS LLC (the “New Advisory Agreement”). TAS serves as investment adviser for the Fund, but, for the reasons discussed below, the New Advisory Agreement will be required if the Reorganization (as defined below) is completed. The form of New Advisory Agreement is presented in Exhibit A. The only differences between the New Advisory Agreement and the Current Advisory Agreement are that the New Advisory Agreement will reflect “TIFF Advisory Services, LLC” as the name of the investment adviser and its form of organization will be stated as a limited liability company rather than a corporation. The key features of the New Advisory Agreement and the Current Advisory Agreement, all of which will remain the same, are described below.

Background and Information on the Reorganization.

TAS, the investment adviser of the Fund, is currently structured as a Delaware non-stock corporation. As a result of this structure, TAS currently has no stock and no equity owners. Management of TAS intends to convert TAS from a Delaware non-stock corporation to an employee-owned public benefit limited liability company, organized under Delaware law (the “Reorganization”). While there are no anticipated changes to either TAS’ operations, the TAS team, or the Fund’s portfolio managers, the Reorganization constitutes a “change of control” of the Fund’s investment adviser, thereby resulting in the “assignment” of Current Advisory Agreement under the 1940 Act. Under the 1940 Act, the Current Advisory Agreement must provide for its automatic termination in the event of its assignment. Therefore, a new advisory agreement between TIP and TAS LLC is necessary and members of the Fund are being asked to approve the New Advisory Agreement. The New Advisory Agreement would become effective only if approved by the members of the Fund and if the Reorganization is completed. If the New Advisory Agreement is not approved by members or the Reorganization is not completed, the New Advisory Agreement will not go into effect and the Current Advisory Agreement with TAS, last approved by the TIP Board on June 6, 2023, will continue in effect.

TAS believes that converting to an employee-owned company will enable it to more effectively attract and retain outstanding investment and other professionals whose interests and incentives are closely aligned with the interests of TAS’ clients, including TIP. As an employee-owned company, TAS has determined that it will be better enabled to compete for talent as most similar investment advisory firms offer their investment professionals at least some form of equity ownership interests in the investment adviser. By offering equity interests, TAS strongly believes that it will be able to remain competitive in attracting top talent, minimizing employee turnover, and aligning its employee-owners’ interests with their clients.

The Reorganization is expected, in a number of ways, to strengthen TAS’ commitment to the non-profit sector as, following the Reorganization, TAS LLC will continue its stated mission to try to be the best outsourced chief investment officer (OCIO) to the non-profit community. It also is expected that TAS LLC will elect to be a public benefit limited liability company under Delaware law. As such, TAS LLC will be required to have a public benefit purpose, which will be to help non-profits achieve their missions by providing (i) investment-related advice and broader support services, including education, to non-profits and other clients, and (ii) financial support to our clients and third-party charitable organizations. TAS LLC expects further to pursue “B Corp” (also known as “B Lab”) certification at some point following the Reorganization. TAS LLC also expects to focus its OCIO capabilities primarily on non-profit clients and prospects. Finally, it is expected that TAS LLC will dedicate a portion of the employee paid-in-capital and a percentage of its future profits to charitable endeavors, including: (i) advisory fee reductions for TAS LLC clients (which today are predominantly non-profits); (ii) charitable donations based on recommendations from TAS LLC employees and the TAS LLC Advisory Board; and (iii) member educational events. For the Fund, any such advisory fee reductions would likely take the form of voluntary fee waivers of TAS LLC’s advisory fees. The amount and timing of any such fee waivers has not been determined, and such fee waivers, if provided, may not be material.

It is expected that almost all of TAS’ current senior leadership, as well as the senior members of the investment team, will become owners of the common equity interests of TAS LLC. The common equity of TAS LLC will be entirely owned by TAS employees as of the completion of the Reorganization. As of the completion of the Reorganization, there are expected to be approximately 15-20 such owners in total and it is expected that no individual employee would own more than 25% of the common equity interests of TAS LLC. In TAS’ view, the Reorganization evidences substantial commitment by the TAS investment team and other professionals to TAS’ clients, including the Fund, and to TAS’s mission.

As a technical matter, for tax reasons the employee’s common equity ownership of TAS LLC is expected to be indirect via a Delaware limited liability holding company. Therefore, TAS LLC is expected to be 100% owned by such holding company, and the TAS LLC employees would own interests of the holding company.

In addition to issuing common equity interests to employees, it is expected that TAS LLC will issue preferred interests to a newly formed Delaware non-stock corporation, TAS II, Inc. (“TAS II”), which will have the same address as TAS LLC. TAS II, which is expected to own 100% of such preferred interests, is expected to be governed by one or more independent directors and will not include any current TAS LLC employees. For as long as preferred interests remain outstanding, TAS II is expected to have certain limited oversight related to TAS LLC’s operations, client fee reductions, and distributions made for charitable purposes.

Anticipated Effects of the Reorganization on TAS and the Fund.

Neither the Reorganization nor the New Advisory Agreement are expected to affect members’ investment in the Fund. There will be no change in how TAS LLC would manage the Fund on a day-to-day basis. There are no anticipated changes to TIP’s officers or the Fund’s portfolio managers as a result of the Reorganization or the New Advisory Agreement. There will be no changes to the Fund’s investment objective or investment policies and strategies. There will be no changes to the Fund’s money managers or any of their fees, nor will there be any changes to the Fund’s other services providers or to fees for advisory services or administrative services. Finally, the Reorganization and the New Advisory Agreement will not impact or alter the duties of the Independent Trustees to act independently and with due care and in the interests of the Fund. In summary, TAS does not expect its day-to-day management of the Fund to change, but does expect to strengthen the TAS team and TAS’ commitment to its clients, including the Fund, and to non-profits more broadly, as detailed above.

In anticipation of the Reorganization, the Board, during prior discussions and at an in-person Board meeting held on June 6, 2023 (the “Board Meeting”), among other things, considered whether to approve the New Advisory Agreement. The 1940 Act requires that the New Advisory Agreement be approved by the Fund’s members in order to become effective. At the Board Meeting, for the reasons discussed below under “Consideration of the New Advisory Agreement by the TIP Board,” the Board, including a majority of the Independent Trustees, approved the New Advisory Agreement and recommended the New Advisory Agreement for approval by members.

Description of the Material Differences Proposed in the New Advisory Agreement.

There are no material differences between the New Advisory Agreement and the Current Advisory Agreement. The only differences between the New Advisory Agreement and the Current Advisory Agreement are the identity and form of organization of the investment adviser. Specifically, the New Advisory Agreement will reflect “TIFF Advisory Services, LLC” as the name of the investment adviser and its form of organization will be described as a limited liability company rather than a corporation. Aside from the foregoing, all other terms of the New Advisory Agreement and the Current Advisory Agreement are identical, including with respect to the advisory fee schedule. TAS management has represented that there will be no changes to the nature, extent or quality of the services that TAS LLC will provide to the Fund under the New Advisory Agreement and no changes are anticipated in the personnel providing such services. The following description of the New Advisory Agreement is qualified in its entirety by reference to the full text of the form of New Advisory Agreement as set forth in Exhibit A.

Description of the Current Advisory Agreement terms, which are the same in the New Advisory Agreement.

Under the Fund’s Current Advisory Agreement, the Fund pays TAS, on a monthly basis, an annualized fee of 0.25% on the first $1 billion of the Fund’s average daily net assets; 0.23% on the next $1 billion of assets; 0.20% on the next $1 billion of assets; and 0.18% on assets exceeding $3 billion. For the fiscal year ended December 31, 2022, the Fund paid TAS for its services to the Fund under the Current Advisory Agreement advisory fees of $3,314,459.

Under the Current Advisory Agreement and the New Advisory Agreement, TAS manages the investment program of the Fund. TAS is responsible for money manager selection and supervision. TAS’ duties include establishing criteria for identification and selection of money managers for the Fund; identifying, screening and, subject to the review and approval of the TIP Board, selecting money managers to invest the Fund’s assets; negotiating discretionary management agreements between TIP and the selected money managers (subject to final approval by the TIP Board); periodically reviewing each money manager’s performance, and making recommendations to the TIP Board with respect to the continuation, modification, or termination of the agreement with each money manager; allocating and reallocating assets among money managers; and reviewing periodically the Fund’s investment objectives, policies, and restrictions in light of Fund performance and making recommendations TAS deems appropriate with respect to any changes in such objectives, policies, and restrictions. TAS also manages cash and performs such other duties as the Board and TAS agree are appropriate to support and enhance the investment program of the Fund. TAS is also authorized to manage the Fund’s assets directly in lieu of allocating assets to a money manager. TAS makes investments in securities, including ETFs and other registered or unregistered funds, duration instruments, and derivative instruments on behalf of the Fund to enhance returns, mitigate risks, adjust asset allocations, gain or reduce exposure to a particular market, manage cash, or otherwise pursue the investment objectives of the Fund.

TIP has authorized TAS to exercise discretion regarding any voting rights, rights to consent to corporate actions, and any other rights pertaining to securities and instruments held by the Fund, whether such securities or instruments are managed directly by TAS or by a money manager, and may delegate such authority to a money manager; provided that TAS complies with any instructions from the Fund as to the voting of securities or other instruments, the exercise of such rights, and the handling of proxies. The TIP Board has, however, adopted a proxy voting policy for TIP to govern the voting of proxies relating to voting securities held by the Fund. The TIP Board has delegated certain proxy voting responsibilities to TAS staff subject to the TIP Board’s general oversight and the TIP Board’s approved proxy voting policy.

The Current Advisory Agreement and the New Advisory Agreement authorize TAS to select brokers and place trades on behalf of the Fund in conformity with TIP’s policy respecting brokerage set forth in the Fund’s Statement of Additional Information. The Current Advisory Agreement and the New Advisory Agreement provide that neither TAS nor any of its officers, employees, or affiliates will act as principal or receive any compensation in connection with the purchase or sale of investments by the Fund other than the management fees provided for in the agreement, except as permitted by applicable law, regulation, rule, exemptive relief, or relevant guidance from or by the appropriate regulatory body.

The Current Advisory Agreement and the New Advisory Agreement provide that TAS will pay all of its own expenses arising from the performance of its obligations under the agreement, but that this provision does not limit the ability of TAS and the TIP Board to agree from time to time to the appropriate allocation of costs and expenses between the parties, including salaries and expenses of officers or employees of TAS who are performing duties for TIP other than those that TAS is required to provide under the agreement.

The Current Advisory Agreement and the New Advisory Agreement provide that it would continue in effect from year to year if such continuance is approved in the manner required by the 1940 Act and provided the agreement is not otherwise terminated. TAS may terminate the Current Advisory Agreement and the New Advisory Agreement at any time, without payment of penalty, upon 60 days’ written notice to TIP, and TIP may terminate the Current Advisory Agreement and the New Advisory Agreement at any time, without payment of penalty, upon 60 days’ written notice to TAS by vote of either the TIP Board or a majority of the Fund’s outstanding voting securities. The Current Advisory Agreement and the New Advisory Agreement will terminate automatically in the event of its “assignment,” as defined in the 1940 Act.

The Current Advisory Agreement and the New Advisory Agreement provide that, subject to Section 36 of the 1940 Act, TAS shall not be liable to TIP for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management of the Fund and the performance of its duties under the agreement except for losses arising out of TAS’ bad faith, willful misfeasance, or gross negligence in the performance of its duties or by reason of TAS’ reckless disregard of its obligations and duties under the agreement. The Current Advisory Agreement and the New Advisory Agreement provide that TIP will indemnify TAS for any claims, losses, costs, damages, or expenses (including fees and disbursements of counsel, but excluding the ordinary expenses of TAS arising from the performance of its duties and obligations under the agreement) whatsoever arising out of the performance of the agreement except for those claims, losses, costs, damages, and expenses resulting from TAS’ bad faith, willful misfeasance, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this agreement.

The TIP Board initially approved the Current Advisory Agreement at a meeting held on September 11, 2014, and last approved the continuance of the Current Advisory Agreement at a meeting held on June 6, 2023, as part of its annual contract review process. The Current Advisory Agreement was last approved by members of the Fund on December 9, 2014, as part of such members’ approval of the reorganization of TIP from a Maryland corporation into a newly formed Delaware statutory trust.

Services Agreement and Reimbursement of Expenses Relating to Chief Compliance Officer.

TAS provides certain administrative and other services to the Fund pursuant to a services agreement that was entered into between the TIP, on behalf of the Fund, and TAS as of December 16, 2014 (the “Services Agreement”), for which TAS receives, on a monthly basis, an annualized fee of 0.02% of the Fund’s average daily net assets for such services provided to the Fund. In addition, TIP has designated an employee of TAS as its Chief Compliance Officer and for these services provided to TIP, which include the monitoring of the Fund’s compliance program pursuant to Rule 38a-1 under the 1940 Act, the Fund reimburses TAS. For the fiscal year ended December 31, 2022, TAS received fees from the Fund under the Services Agreement and reimbursement from the Fund for certain costs related to the Chief Compliance Officer in the aggregate amount of $474,822. The Services Agreement and the reimbursement arrangements with respect to the Chief Compliance Officer will continue if the New Advisory Agreement is approved.

Consideration of the New Advisory Agreement by the TIP Board.

Board Consideration of the New Advisory Agreement

The Board met on May 25, 2023 and on June 6, 2023 to discuss the proposed Reorganization and to consider the New Advisory Agreement. At its June 6, 2023 meeting, the Board also considered the annual renewal of the Current Advisory Agreement. As part of its consideration of the New Advisory Agreement, in addition to the information and considerations detailed below, the Board also considered the information from TAS and independent sources provided in connection with the Board’s annual consideration of the Current Advisory Agreement, and noted that as part of that annual consideration, the Board reached the following relevant conclusions, among others, with respect to its determination to renew the Current Advisory Agreement for another year: (i)  that the Fund’s performance was acceptable and that the Fund’s advisory fees and total expenses were reasonable in light of the quality and nature of services provided; (ii) overall, the Board was satisfied with the nature, extent, and quality of the services provided by TAS under the Current Advisory Agreement; and (iii) the Current Advisory Agreement was reasonable, fair, and in the best interests of the Fund, and that the fees set forth in the agreement were fair and reasonable.

With respect to its specific consideration of the New Advisory Agreement, the Board requested and received information from TAS in advance of the May 25, 2023 and June 6, 2023 Board meetings, which the Trustees reviewed separately in executive sessions with their independent legal counsel at each meeting. The information provided included information regarding the following matters and considerations:

(1)	the terms of the New Advisory Agreement;

(2)	TAS’ reasons for undertaking the proposed Reorganization and for recommending a New Advisory Agreement;

(3)	the potential impact of the Reorganization, given its structure, on TAS LLC’s expected operations and the Fund’s current operations;

(4)	the extent to which key personnel providing services to the Fund will be impacted as a result of the Reorganization;

(5)	TAS LLC’s expected resources, stability, ownership, and plans going forward after the Reorganization;

(6)	the extent of the contemplated continuing involvement of the Fund’s current service providers after the Reorganization; and

(7)	sources of actual or potential conflicts of interest between the Fund and TAS LLC as a result of the Reorganization.

While attention was given to all information furnished, the following discusses the primary factors relevant to the Board’s decisions. The Board noted that the terms of the New Advisory Agreement, including TAS LLC’s obligations and responsibilities under the agreement and the fees payable to TAS LLC, are substantially identical to the terms of the Current Advisory Agreement, and TAS’s representation that the Reorganization and New Advisory Agreement (i) will not result in any change to the nature, extent or quality of services that TAS LLC will provide to the Fund under the New Advisory Agreement and (ii) will not impose an ‘unfair burden’ on the Fund, as that term is utilized and defined in Section 15(f) of the 1940 Act. Moreover, the Board noted that TAS LLC intends to provide its clients, including the Fund, voluntary fee waivers going forward. In this regard, the Board noted that the amount and timing of any such fee waivers has not been determined, and such fee waivers, if provided, may not be material. The Board also noted TAS’s representation that it and TAS LLC have no plans to change the manner in which the Fund is currently managed, operated, marketed, or distributed as a result of the Reorganization, and TAS’s expectation that the key personnel providing services to the Fund, including the Fund’s portfolio managers and unaffiliated money managers, will not change as a result of the Reorganization, nor will the Reorganization result in a change to any of the Fund’s other service providers. The Board also noted TAS’s belief that by offering equity interests to key employees as part of the Reorganization, TAS will remain competitive in attracting top talent, minimizing employee turnover, and aligning the interests of its employee owners with those of the firm’s clients. Further, the Board took into account the current profitability of TAS as the investment advisor to the Fund, and TAS LLC’s expected profitability moving forward, and noted TAS’s belief that (i) TAS LLC’s financial condition and stability would be strengthened as a result of the Reorganization and (ii) there are no anticipated changes in the economies of scale applicable to TAS LLC’s provision of services to the Fund as a result of the Reorganization. Finally, the Board noted that no costs related to considering and implementing the Reorganization and New Advisory Agreement will be paid by the Fund.

Results of Review of the New Advisory Agreement

After considering the information provide by TAS with respect to the Reorganization, TAS LLC and the New Advisory Agreement, the Board voted to approve the New Investment Advisory Agreement. The Board based its evaluation on the material factors presented to it and discussed above, including: (i) the terms of the New Advisory Agreement; (ii) the reasonableness of the advisory fees in light of the nature and quality of the advisory services expected to be provided and any additional benefits to be received by TAS in connection with providing services to the Fund; (iii) the nature, quality, and extent of the services performed by TAS and to be performed by TAS LLC, as well as the cost to TAS, and expected cost to TAS LLC, of providing such services; (iv) the fees to be charged by TAS LLC; and (v) the overall organization and experience of TAS.

Prior to a vote being taken to approve the New Advisory Agreement, the Board met separately in executive session to discuss the appropriateness of the agreement and other considerations. In their deliberations with respect to these matters, the Board was advised by their independent legal counsel. The Trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to their consideration and review of the New Advisory Agreement. The Board concluded that the New Advisory Agreement was reasonable, fair, and in the best interests of the Fund, and that the fees set forth in the agreement were fair and reasonable. In reaching its conclusion to approve the New Advisory Agreement, the Board did not single out any one factor or group of factors as being more important than the other factors, but considered all of these factors together with a view toward past and future long-term considerations.

Vote Required. A member of the Fund on the Record Date shall be entitled to one vote for each dollar, and a proportionate fraction of a vote for each fraction of a dollar, of the net asset value per share of each share of the Fund held by the member on the Record Date. Approval of the New Advisory Agreement, as set forth in Proposal 1, will be determined by the affirmative vote of a “majority of the outstanding voting securities” of the Fund cast either in person or by proxy, at a Meeting at which a quorum is present. A vote of a “majority of the outstanding voting securities of the Fund” means the vote of (i) 67 percent or more of the votes attributable to the voting securities of the Fund present at the meeting, if the holders of more than 50 percent of the votes attributable to the outstanding voting securities of the Fund are present or represented by proxy, or (ii) more than 50 percent of the votes attributable to the outstanding voting securities of the Fund, whichever is less.

TIP’S TRUSTEES UNANIMOUSLY RECOMMEND THAT

MEMBERS VOTE “FOR” THE PROPOSAL.

II.	PROPOSAL: TO ELECT TRUSTEES

At the Meeting, four trustees will be elected to constitute the entire Board of TIP, each to serve until his or her successor is duly elected and qualified or until his or her earlier resignation, death, or removal. The nominees are Mark L. Baumgartner, Jennifer E. Deger, Mai-Anh Fox, and William F. McCalpin (each, a “Nominee” and collectively, the “Nominees”), all of whom are not interested persons of TIP and are therefore considered independent. Each Nominee currently serves as a Trustee of TIP. It is the intention of the persons named in the enclosed proxy to vote in favor of the Nominees in the absence of instructions to the contrary. Each of the Nominees has consented to serve as a Trustee of TIP.

Experience of Nominees. Described below for each Nominee are specific experiences, qualifications, attributes, or skills that support a conclusion that they should serve as a Trustee of TIP in light of TIP’s business and structure. Further information about each Nominee is set forth in the table below describing the business activities of each Nominee during the past five years.

●	Mark L. Baumgartner. Mr. Baumgartner has served as a Trustee since 2016. Mr. Baumgartner’s experience as chief investment officer of one of America’s oldest grantmaking foundations, and prior experience as chief investment officer overseeing the endowment portfolio of an historically significant research institute, along with his previous experience as director of asset allocation at a major foundation and eleven years’ investment experience at various financial services firms, give him a comprehensive understanding of investment management, risk control, and endowment issues. Mr. Baumgartner is also a Chartered Financial Analyst. In addition, through serving as an Independent Trustee of TIP, he has developed an understanding of the Fund’s operations and strategies.

●	Jennifer E. Deger. Ms. Deger has served as a Trustee since January 2022. Ms. Deger’s experience as a financial executive of a large, international foundation, where her responsibilities include overseeing grant and vendor disbursements, financial reporting, payroll, tax compliance, cash flow planning, employee expense administration and internal control, plus her prior experience in public accounting, where she specialized in auditing tax exempt organizations, and in local government, where she managed the operations of the treasury and tax functions, give her extensive knowledge of financial management matters. In addition, through serving as an Independent Trustee of TIP, she has developed an understanding of the Fund’s operations and strategies.

●	Mai-Anh Fox. Ms. Fox has served as a Trustee since 2020. Ms. Fox’s experience as a financial executive of a large, international foundation, where her responsibilities include overseeing all audit, budget, compliance, tax, insurance and treasury functions, plus her prior experience in capital markets, mergers and acquisitions and private equity as a director responsible for sourcing and executing transactions, give her extensive knowledge of investment management and financial matters. Ms. Fox is also a Chartered Financial Analyst. In addition, through serving as an Independent Trustee of TIP, she has developed an understanding of the Fund’s operations and strategies.

●	William F. McCalpin. Mr. McCalpin has served as a Trustee since 2008. Mr. McCalpin’s experience as a trustee of another large mutual fund complex, including fourteen years as independent chair, and his experience in the investment management industry, previously as a managing partner of impact investing and as chief executive officer of a firm focused on impact investing, give him an extensive understanding of regulatory, investment management, and corporate governance issues. As a consultant to foundations and as a former senior executive of a substantial private foundation, he has in-depth knowledge of issues relating to the non-profit community. In addition, through serving as an Independent Trustee and chair of TIP’s Board, he has an understanding of the Fund’s operations and strategies.

The Nominees were recommended to the Board by the governance committee of the Board and the Board approved the nominations. The Fund’s members have previously elected Messrs. Baumgartner, and McCalpin, and Ms. Fox, but have not elected Ms. Deger. The Board’s governance committee nominated and voted to appoint Ms. Deger as a Board member in January 2022. The Board knows of no reason why the Nominees would be unable to serve as trustees, but in the event of such unavailability, the proxies received will be voted for such substitute nominees as the governance committee may recommend and the Board may approve.

The following table provides information concerning the Nominees for election by members, the current Trustees of TIP, and the executive officers of TIP. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of the Trustees and officers is 170 N. Radnor Chester Road, Suite 300, Radnor, Pennsylvania 19087.

Name and Age / Position(s) Held with TIP	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex to be Overseen by Trustee or Nominee for Trustee	Other Directorships Held by Trustee or Nominee for Trustee During Past Five Years
Independent Trustees/Nominees
Mark L. Baumgartner Born 1969 Trustee	Since 2016	Chief Investment Officer, Carnegie Corporation of New York, a private grant-making foundation (2020 – present). Previously, Chief Investment Officer, Institute for Advanced Study, a private, independent academic institution (2014 – 2020).	1	Trustee, YMCA Retirement Fund; Scientific Technologies Ltd.
Jennifer E. Deger Born 1967 Trustee	Since 2022	Director of Finance and Global Controller, Bill & Melinda Gates Foundation, a private grant-making foundation (2006 – present).	1	Foundation Financial Officers Group
Mai-Anh Fox Born 1970 Trustee	Since 2020	Chief Financial Officer, The Ford Foundation, an independent, non-profit grant-making organization (2010 – present).	1	Proteus Fund, Inc.; Council on Foundations; Not-for-Profit Advisory Committee, Financial Accounting Standards Board (FASB).
William F. McCalpin Born 1957 Trustee and Board Chair	Trustee and Board Chair since 2008	Chief Executive Officer, muun chi LLC, an organic food business (2022 – present); independent consultant (2019 – present); Chair of the Board of Trustees of The Janus Henderson Funds (2008 – 2022); Trustee of The Janus Henderson Funds (2002 – present) (oversees 50 portfolios). Formerly, Chief Operating Officer, muun chi LLC (2020 – 2022); Managing Partner, Impact Investments, Athena Capital Advisors, LLC, an independent, registered advisor (2016 – 2019); Managing Director, Holos Consulting LLC, a consultant to foundations and non-profit organizations (2009 – 2016); and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund, a private family foundation (1998 – 2006).	1	Formerly, Director of F.B. Heron Foundation (2006 – 2022); formerly, Director of Mutual Fund Directors Forum (2016 – 2021).

Name and Age	Position(s) held with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years
Principal Officers*
Clarence Kane Brenan Born 1968	Chief Executive Officer	Since 2020	Chief Executive Officer, TIFF Advisory Services, Inc. (July 2020 – present); President, TIFF Investment Program (July 2020 – March 2021). Partner, Global Head, and Co-CIO of the Global Portfolio Solutions (GPS) group, among other positions, Goldman Sachs (1998 – 2020).
Jay L. Willoughby Born 1958	Chief Investment Officer	Since 2015	Chief Investment Officer, TIFF Advisory Services, Inc. (2015 – present).
Katherine M. Billings Born 1980	Treasurer and Chief Financial Officer	Since 2017	Vice President and Treasurer, TIFF Advisory Services, Inc. (2017 – present).
Lisa L. B. Matson Born 1970	Vice President	Since 2020	General Counsel, Vice President and Secretary, TIFF Advisory Services, Inc. (2020 – present); General Counsel, Chief Legal Officer, and Senior Partner, Penn Capital Management Company, Inc. (2014 – 2020).
Zane T. Hamid Born 1981	Vice President	Since 2017	Vice President and Head of Operations (2017 – present).
Christian A. Szautner Born 1972	Chief Compliance Officer, Chief Legal Officer, Vice President and Secretary	Chief Compliance Officer since 2008; Chief Legal Officer, Vice President and Secretary, since 2017	Chief Compliance Officer, Vice President and Anti-Money Laundering Officer; Assistant Secretary (2008 – present); General Counsel – Regulatory (2017-2021), TIFF Advisory Services, Inc.
Robert J. Zion Born 1961	President and Assistant Treasurer	President since 2021; Assistant Treasurer since 2017	Chief Operating Officer and Vice President, TIFF Advisory Services, Inc. (2017 – present); Vice President, TIFF Investment Program (March 2017 – March 2021).

* The officers of TIP are elected annually by the TIP Board.

Trustee Compensation. The independent TIP Board chairperson receives an annual fee of $40,000 in consideration of the duties performed by the independent Board chair. Each of the other Trustees on the TIP Board currently serves as a volunteer who receives no fees or salary as a Trustee but is eligible for expense reimbursement and a matching charitable gift program offered by TIP.

Matching Gift Program. TIP has instituted a matching gift program. TIP will match contributions made by participating Trustees to eligible tax-exempt charitable organizations. TIP will match only the gift portion of payments to charitable organizations. Any payment for which the donor receives a specific benefit in return will be reduced by the fair market value of the benefit to determine the gift portion of the payment.

TIP will match the first $5,000 of eligible contributions by a participating Trustee each calendar year at a rate of 2:1. TIP will match the next $10,000 of contributions by the participating Trustee each calendar year at a rate of 1:1. Contributions by a participating Trustee in excess of $15,000 in a calendar year, will not be matched; the maximum aggregate match by TIP is $20,000 per calendar year for each Trustee. The minimum contribution that will be matched is $25.

General Information Regarding the Board of Trustees. The TIP Board held five regularly scheduled and special meetings in 2022. Each incumbent Trustee attended at least 75% of the aggregate of the total number of meetings of the Board or committees of the Board on which they served during 2022. It is expected that the Trustees will meet at least four times a year at regularly scheduled meetings. As TIP is not required to convene annual member meetings, there is no policy regarding Trustee attendance at such meetings. There was no annual member meeting in 2022.

Board Leadership Structure and Oversight of Risk Management. The following provides an overview of the leadership structure of the TIP Board and the TIP Board’s oversight of TIP’s risk management process. The TIP Board consists of four Trustees, each of whom is an Independent Trustee, including the chair of the TIP Board. In addition, there are three standing committees of the TIP Board, to which the TIP Board has delegated certain authority and oversight responsibilities. The function of each of the committees is described below. Each of the four Independent Trustees serves on the audit committee, the governance committee and the investment oversight committee. The Independent Trustees conduct a self-evaluation annually, which process is overseen by the governance committee. As part of the self-evaluation, the TIP Board’s leadership and committee structures are reviewed to determine whether such structures are appropriate to enable the TIP Board to exercise its oversight of TIP. The TIP Board believes that its current leadership and committee structures enable it to effectively oversee the management of TIP.

TIP has retained TAS as TIP’s investment adviser and State Street Bank and Trust Company (“State Street”) as TIP’s administrator and custodian. TAS provides the Fund with investment advisory services and is responsible for managing the Fund’s investment program, including monitoring the Fund’s performance and the risks that arise from the Fund’s investment strategies. TAS is also responsible for monitoring and overseeing the Fund’s investment in acquired funds, which include ETFs, open-end mutual funds and private investment funds, including hedge funds, and for monitoring and overseeing the external money managers that also manage assets for the Fund. State Street provides specified services necessary to the general day-to-day business activities and operations of TIP, other than investment advisory activities. In addition, TAS provides certain other services to TIP pursuant to a Services Agreement. As part of its duties under the Services Agreement, TAS provides general oversight of State Street and other vendors providing services to the Fund.

Risks to TIP include, among others, investment risk, market risk, credit risk, counterparty risk, liquidity risk, valuation risk, compliance and regulatory risk, and operational risk, as well as the overall business risks. TAS monitors the Fund with respect to these risks and others, and allocates and re-allocates the Fund’s assets among itself and the acquired funds and money managers, taking into consideration the Fund’s investment and performance objectives as well as other variables, such as the performance of the acquired funds and the money managers, prevailing market conditions, and other factors TAS deems relevant. TAS recommends to the TIP Board additional money managers to invest the Fund’s assets, in light of the capabilities of available managers and TAS’ expectations as to the way in which the investment programs and styles of the money managers will complement each other and contribute to the Fund’s overall performance. In addition, TAS reviews the Fund’s investment objectives, policies and restrictions and recommends such changes to the TIP Board as TAS deems appropriate. In so doing, TAS considers the risks associated with each money manager’s investment strategy, including liquidity constraints and potential valuation issues, as well as the policies and restrictions adopted by the Fund, and allocates assets and takes other steps in an effort to adjust the risk level accordingly. TAS is also authorized to allocate Fund assets to be managed directly by TAS. While TAS is authorized to allocate and re-allocate assets among existing money managers and TAS, the TIP Board must approve the appointment of any new money managers.

In connection with each of the TIP Board’s regular meetings, the Board receives a quarterly compliance report from TIP’s Chief Compliance Officer, and the Independent Trustees meet separately from TAS management and staff with their independent counsel and the Chief Compliance Officer. During these meetings the Independent Trustees and the Chief Compliance Officer discuss issues related to portfolio compliance and other compliance matters. In addition, the TIP Board receives a written compliance report each quarter as well as a written annual report from the Chief Compliance Officer regarding the adequacy and effectiveness of TIP’s compliance program. Pursuant to Rule 22e-4 under the 1940 Act, the TIP Board receives annually from TIP’s liquidity risk program administrator a written report that addresses the operation of TIP’s liquidity risk management program and assesses its adequacy and effectiveness of implementation. In addition, TIP’s liquidity risk program administrator provides a summary liquidity report to the TIP Board on a quarterly basis. Pursuant to Rule 18f-4 under the 1940 Act, the TIP Board receives annually from TIP’s derivatives risk manager a written report that addresses the operation of TIP’s derivatives risk management program and assesses its adequacy and effectiveness of implementation. In addition, TIP’s derivatives risk manager provides a summary derivatives risk management report to the TIP Board on a quarterly basis. The TIP Board also receives reports from TAS on the investments, portfolio positioning, strategies and characteristics, performance, liquidity, and certain valuation and cybersecurity matters of the Fund. The TIP Board receives reports from TAS regarding TIP’s primary service providers on a periodic or regular basis, including the money managers as well as TIP’s administrator and custodian. The TIP Board also requires TAS to report to the TIP Board on other matters relating to risk management on a regular and as-needed basis.

Audit Committee. Each of TIP’s Independent Trustees serves on the audit committee of the TIP Board. The primary purposes of the audit committee, which are set forth in its charter, are to oversee (a) the Fund’s accounting and financial reporting policies, (b) audits of the Fund’s financial statements, including the appointment and compensation of the independent auditors, and (c) the Fund’s internal controls over financial reporting. The audit committee also acts as a liaison between TIP’s independent auditors and the full TIP Board. The audit committee met twice during the fiscal year ended December 31, 2022. The audit committee charter is included as Exhibit D.

Governance Committee. Each of TIP’s Independent Trustees serves on the governance committee of the TIP Board. The governance committee’s primary functions, which are set forth in its charter, are to (a) provide counsel to the full TIP Board with respect to the organization, function, and composition of the Board and its committees; (b) identify and recommend to the full TIP Board potential trustee candidates; and (c) lead the full TIP Board in an annual review of the Board and its committees. The governance committee’s responsibilities include (i) trustee nominations, elections, and training; (ii) committee nominations and functions; and (iii) governance oversight. The governance committee charter is included as Exhibit C to this proxy statement. The governance committee met four times during the fiscal year ended December 31, 2022. The governance committee will consider nominees recommended by TIP members and will assess such nominees in the same manner it reviews committee nominees. The principal criterion for selection of candidates is their ability to contribute to the overall functioning of the Board and to carry out the responsibilities of the Trustees. The Trustees also value diversity of background, experience and expertise in selecting nominees. The governance committee may use any process it deems appropriate for the purpose of evaluating candidates. The committee shall evaluate candidates’ qualifications for Board membership and their independence from TAS, TIP’s money managers, and other principal service providers. Persons selected to serve as Independent Trustees must be “disinterested” or independent in terms of both the letter and the spirit of the 1940 Act. The governance committee also considers the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g., business, financial, or family relationships with TAS, TIP’s money managers, or service providers, including TIP’s independent auditors. The committee may also consider such other factors as it may determine are relevant. Members should send nominations in writing to TIFF Investment Program, Attn: Governance Committee, 170 N. Radnor Chester Road, Suite 300, Radnor, PA 19087. Such nominations should include appropriate information on the background and qualifications of the nominee, as well as the nominee’s contact information and a written consent from the nominee to serve if the nomination is accepted and the nominee elected. Nominations will be accepted on an on-going basis and kept on file for consideration when there is a vacancy on the TIP Board.

Investment Oversight Committee. Each of TIP’s Independent Trustees serves on the investment oversight committee of the TIP Board. The investment oversight committee’s primary function, which is set forth in its charter, is to oversee the investment activities of the Fund. The investment oversight committee’s responsibilities include, among others, (a) reviewing investment performance of the Fund at least quarterly; (b) reviewing the investment objective of the Fund and the performance of TAS and the money managers at least annually; (c) reviewing the exposures and risk characteristics of the Fund at least annually; (d) advising the TIP Board concerning the hiring of new money managers or material changes in allocations among existing money managers, as needed; (e) making recommendations to the TIP Board concerning changes in benchmarks used to evaluate the performance of TAS, each money manager, and the Fund, as needed; (f) reviewing a summary liquidity report at least quarterly; (g) reviewing a report to the TIP Board that addresses the operation of TIP’s liquidity risk management program and assesses its adequacy and effectiveness at least annually; (h) reviewing a summary derivatives risk management report at least quarterly; (i) reviewing a report to the TIP Board that addresses the operation of TIP’s derivatives risk management program and assesses its adequacy and effectiveness at least annually; and (j) reviewing such other notifications and reports concerning TIP’s liquidity risk management program, as needed. The investment oversight committee met four times during the fiscal year ended December 31, 2022.

Share Ownership of TIP Trustees. The Fund is available primarily to foundations, endowments, other 501(c)(3) organizations, and certain other non-profit organizations. Accordingly, as of [June 16], 2023, the Trustees and officers of TIP as a group owned less than 1% of the Fund’s equity securities. The following table sets forth information regarding the aggregate dollar range of equity securities in the Fund beneficially owned by each Trustee and nominee for trustee as of [June 16], 2023:

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies*
Independent Trustees / Nominees
Mark L. Baumgartner	None	None
Jennifer E. Deger	None	None
Mai-Anh Fox	None	None
William F. McCalpin	None	None

*As of the date of this proxy statement, the Fund is the only registered investment company in the “Family of Investment Companies.”

To the knowledge of the Fund, as of January 31, 2023, the Independent Trustees and their immediate family members did not own beneficially or of record securities of, and did not have during the past five years any direct or indirect interest the value of which exceeds $120,000 in, any investment adviser or money manager of the Fund, the principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with any investment adviser, money manager, or principal underwriter of the Fund.

Member Communications to the Trustees. Members may send communications to the Trustees by addressing such correspondence directly to TIFF Investment Program, 170 N. Radnor Chester Road, Suite 300, Radnor, Pennsylvania 19087. When writing to the Board, members should identify themselves, the fact that the communication is directed to the Board, and any relevant information regarding their Fund holdings. Except as provided below, TIP’s Secretary shall either (i) provide a copy of each member communication to the Board at its next regularly scheduled meeting or (ii) if the Secretary determines that the communication requires more immediate attention, forward the communication to the Board promptly after receipt. The Secretary may, in good faith, determine that a member communication should not be provided to the Board because it does not reasonably relate to the Fund or the Fund’s operations, management, activities, policies, service providers, Board, officers, members, or other matters relating to an investment in the Fund or is otherwise ministerial in nature (such as a request for Fund literature, share data or financial information).

Vote Required. The election of Trustees, as set forth in Proposal 2, will be determined by the affirmative vote of a plurality (the greatest number of affirmative votes) of all of the votes of the Fund cast at the Meeting, either in person or by proxy.

TIP’S TRUSTEES UNANIMOUSLY RECOMMEND THAT

MEMBERS VOTE “FOR” EACH NOMINEE.

III.	OTHER MATTERS TO COME BEFORE THE MEETING

Management of TIP does not know of any matters to be presented at the Meeting other than those described in this proxy statement. If other business should properly come before the Meeting, the proxy holders will vote thereon in accordance with their best judgment.

INFORMATION ABOUT TIP

Investment Adviser. TAS, with principal offices at 170 N. Radnor Chester Road, Suite 300, Radnor, Pennsylvania 19087, serves as the investment adviser to the Fund.

The name and principal occupation of the principal executive officer and each director of each of TAS and TAS LLC, as well as the name of each officer of TIP who is an officer, employee, or director of TAS or TAS LLC, can be found on Exhibit B to this proxy statement. The principal business address of each person named on Exhibit B is 170 N. Radnor Chester Road, Suite 300, Radnor, PA 19087. Neither TAS nor TIP is aware of any financial condition of TAS or expected financial condition of TAS LLC that is reasonably likely to impair the financial ability of TAS or TAS LLC to fulfill its commitment to the Fund under the Current Advisory Agreement or the New Advisory Agreement, as applicable. TAS does not serve, and TAS LLC is not expected to serve, as an investment adviser to any other registered mutual fund having investment and performance objectives and an investment program similar to the Fund’s.

Money Managers. In addition to TAS, the Fund is managed by external money managers recommended by TAS and approved by the TIP Board. The names and principal offices of the Fund’s external money managers as of the date of this proxy statement are:

Amundi Asset Management US, Inc. 60 State Street Boston, MA 02109	Keel Capital AB Gamla Brogatan 34, 111 20 Stockholm, Sweden
AQR Capital Management, LLC One Greenwich Plaza Greenwich, CT 06830	Kopernik Global Investors, LLC Two Harbour Place, 302 Knights Run Ave., Suite 1225 Tampa, FL 33602
CenterBook Partners LP 55 Railroad Avenue Greenwich, CT 06830	Mission Value Partners, LLC 1033 Demonbreun Street, Suite 300 Nashville, TN 37203
Fundsmith, LLP 33 Cavendish Square London, W1G 0PW	NewGen Asset Management Limited Commerce Court North, Suite 2900 25 King Street West, POB 405 Toronto, ON, Canada
Green Court Capital Management Limited Suites 4007-4008, 40/F, One Exchange Square 8 Connaught Place Central, Hong Kong	Strategy Capital LLC One First Street, Suite 13 Los Altos, CA 94022
Greenhouse Funds LLLP 605 S. Eden Street, Suite 250 Baltimore, MD 21231	TB Alternative Assets Ltd. 2001, Agricultural Bank of China Tower, 50 Connaught Road Central, Hong Kong

Custodian, Administrator, Securities Lending Agent, Transfer Agent, Registrar and Dividend Disbursing Agent. State Street, One Lincoln Street, Boston, Massachusetts 02111-2900, serves as the custodian, administrator, securities lending agent and transfer agent. As custodian, State Street may employ sub-custodians outside the United States. In the role of securities lending agent, State Street administers the Fund’s securities lending program pursuant to the terms of a Securities Lending Authorization Agreement entered into between TIP, on behalf of the Fund, and State Street.

Other Administrative Services. TAS provides certain administrative and other services to the Fund pursuant to the Services Agreement between TIP, on behalf of the Fund, and TAS. If the New Advisory Agreement is approved, TAS LLC will continue to provide these same administrative and other services to the Fund pursuant to the Services Agreement.

Distributor. Foreside Fund Services, LLC (the “distributor”), Three Canal Plaza, Suite 100, Portland, Maine 04101 is the distributor and principal underwriter of the Fund’s shares.

Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP (“PwC”), Two Commerce Square, 2001 Market Street, Suite 1800, Philadelphia, Pennsylvania 19103, serves as TIP’s independent registered public accounting firm. Selection of the Fund’s independent accountants for the current fiscal year took place at the regularly scheduled March Board meeting in accordance with the provisions of the 1940 Act. PwC provides audit services and assistance and consultation in connection with tax returns and the review of various SEC filings.

Representatives of PwC are not expected to be present at the Meeting, will have the opportunity, but have not expressed a desire, to make a statement at the Meeting, and are not expected to be immediately available should any matter arise requiring their presence. If any such matter should arise, PwC will be contacted following the Meeting. Certain fees paid to PwC for the fiscal years ended December 31, 2021 and 2022 are set forth below.

Audit Fees. The aggregate Audit Fees billed for professional services by TIP’s independent accountant, PwC, for the audit of the Fund’s annual financial statements for fiscal years ended December 31, 2021 and 2022, respectively, were:

2022	2021
$160,970	$153,400

Audit-Related Fees. Audit-Related Fees are for assurance and related services by TIP’s independent accountant that are reasonably related to the performance of the audit or review of the Fund’s financial statements, but are not reported as audit fees. No such fees were billed by PwC to the Fund for fiscal years ended December 31, 2021 and 2022.

Tax Fees. The aggregate fees billed by PwC during fiscal years ended December 31, 2021 and 2022, respectively, for professional services rendered to the Fund for tax compliance, tax advice, and tax planning, including excise tax distribution and tax return review services, are shown in the table below:

2022	2021
$0	$81,238

All Other Fees. All other fees would include products and services provided by PwC to the Fund other than the services reported under the prior three categories. No such fees were billed to the Fund by PwC for fiscal years ended December 31, 2021 and 2022.

The audit committee of the TIP Board has delegated the authority to pre-approve the provision of audit and non-audit services to the chair of the audit committee provided, however, that such pre-approval of audit or non-audit services is subject to ratification by the full audit committee at its next regularly scheduled audit committee meeting. All of the fees disclosed above were approved in advance by the full audit committee.

The aggregate non-audit fees billed by PwC for services rendered to the Fund, and to the Fund’s investment adviser (not including any subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund for fiscal years ended December 31, 2021 and 2022, respectively, are shown in the table below. The audit committee has considered the provision of non-audit services rendered to or paid for by the Fund’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser, to be compatible with maintaining the principal accounting firm’s independence.

2022	2021
$152,444	$221,763

Annual Report. The Fund’s annual report for the fiscal year ended December 31, 2022, and semi-annual report for the period ended June 30, 2022, were previously distributed to members. The Fund will furnish, without charge, an additional copy of its most recent annual report and semi-annual report to any member requesting such reports. An additional copy of the Fund’s annual and semi-annual reports may be obtained, without charge, by contacting TIP by mail, telephone, or email using the contact information below or visiting the SEC’s website at www.sec.gov.

TIFF Investment Program

170 N. Radnor Chester Road, Suite 300

Radnor, Pennsylvania 19087

1-800-984-0084

Electronic mail inquiries:

Services offered by TIFF: info@tiff.org

Member-specific account data: memberservices@tiff.org

Expenses. TAS will pay the expenses in connection with this notice and proxy statement and the Meeting, including the printing, mailing, solicitation, and vote tabulation expenses, legal fees, and out-of-pocket expenses.

Ownership of Fund Shares. As of [June 16], 2023, the following members owned of record or, to the knowledge of management, beneficially owned more than 5% of the outstanding shares of the Fund:

Name and Address of Record/Beneficial Owner	Amount and Nature of Beneficial Owner	Percent of Class
[]	[ ] shares	[ ]%

Additional Proxy Solicitation Information. In addition to solicitation by mail, certain officers and representatives of TIP and officers and employees of TAS may solicit proxies by telephone, facsimile, e-mail, or personally.

Member Proposals. TIP is not required to hold an annual member meeting in any year in which the election of Trustees is not required by the 1940 Act. TIP is not required to hold annual member meetings and currently does not intend to hold such meetings unless member action is required in accordance with the 1940 Act. A member proposal to be considered for inclusion in the proxy statement at any subsequent meeting of members must be submitted a reasonable time before the proxy statement for that meeting is printed and mailed. Whether a proposal will be included in the proxy statement will be determined in accordance with applicable federal and state laws. The timely submission of a proposal does not guarantee its inclusion.

please COMPLETE, SIGN, AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE BY MAIL IN THE ACCOMPANYING ENVELOPE OR BY FAX TO 1-610-684-8210 OR BY EMAIL TO MEMBERSERVICES@TIFF.ORG. ANY MEMBER ATTENDING OR REPRESENTED AT THE MEETING BY AN AUTHORIZED PERSON MAY VOTE IN PERSON EVEN THOUGH A PROXY HAS ALREADY BEEN RETURNED.

By order of the Board of Trustees of
TIFF Investment Program,

Christian A. Szautner, Secretary
[July 7], 2023

PROXY CARD

This proxy card is solicited on behalf of the

Board of Trustees of TIFF Investment Program (“TIP”)

The undersigned hereby appoints Clarence Kane Brenan, Robert J. Zion and Christian A. Szautner, and each of them, proxies for the undersigned, with full power of substitution and revocation, to represent the undersigned, and to vote on behalf of the undersigned, all shares of TIFF Multi-Asset Fund (the “Fund”) in connection with the special meeting of the members of the Fund, to be held at [1:00] p.m., Eastern time, on [September 8], 2023, at the offices of TIFF Advisory Services, Inc., 170 N. Radnor Chester Road, Suite 300, Radnor, Pennsylvania 19087 and at any adjournment(s) thereof. When properly executed and returned, this proxy card will be voted in the manner directed herein by the undersigned. If no direction is made on a properly executed card, this proxy card will be voted for approval of the Proposals referenced below, including voting FOR an Advisory Agreement with TIFF Advisory Services, LLC.

Important Notice Regarding the Availability of Proxy Materials for TIP’s Special Shareholder Meeting to be held on [September 8], 2023: A copy of the notice and the proxy statement is available at https://www.tipfunds.org.

Please refer to the proxy statement for a discussion of the Proposals before voting. The Proposals are being made by TIP. The board of trustees unanimously recommends that you vote “FOR” each Proposal. Please indicate your vote by filling in the appropriate box below.

PLEASE COMPLETE, SIGN AND DATE ON THE REVERSE SIDE, AND RETURN THIS PROXY CARD AS PROMPTLY AS POSSIBLE BY MAIL IN THE ACCOMPANYING ENVELOPE OR BY FAX TO 1-610-684-8210 OR BY EMAIL TO MEMBERSERVICES@TIFF.ORG.

PROPOSALS		FOR	AGAINST	ABSTAIN
1.	To approve the Advisory Agreement with TIFF Advisory Services, LLC	☐	☐	☐
2.	To elect the nominees specified below as trustees for an indefinite term of office:
		FOR ALL	WITHHOLD ALL	FOR ALL, EXCEPT
	(1) Mark L. Baumgartner	☐	☐	☐
(2) Jennifer E. Deger
(3) Mai-Anh Fox
(4) William F. McCalpin

To withhold authority to vote for a particular nominee, mark “For all, except” and write the nominee’s name on the line below.

In their discretion, the proxies are authorized to vote upon such other business, including any adjournment of the meeting, as may properly come before the meeting.

PROXY CARD

Account Number: [99999]
[Member Name]	[Contact Name]
[Sub Account Name]	[Contact Title]
[Contact Company]
Aggregate Market Value of Account	[Address Line 1]
as of the Record Date: $[99,999,999.99]	[Address Line 2]
[City], [State] [Zip]

Signature of Authorized Person

Print Name of Authorized Person

Date

PLEASE SIGN AND DATE ABOVE.

ADDRESS SLIP SHEET

[Contact Name]
[Contact Title]
[Contact Company]
[Address Line 1]
[Address Line 2]
[City], [State] [Zip]

Exhibit A. FORM OF NEW ADVISORY AGREEMENT

Advisory Agreement

ADVISORY AGREEMENT, dated [DATE], 2023 (“Agreement”), between TIFF Investment Program, a Delaware statutory trust (“TIP”), for the account of its Multi-Asset Fund (the “Fund”), and TIFF Advisory Services LLC., a Delaware limited liability company (the “Adviser”).

In consideration of the mutual agreements herein made, the parties hereto agree as follows:

1. Attorney-in-Fact. TIP hereby appoints the Adviser to act as investment adviser to the Fund for the period and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to render the services herein described, for the compensation herein provided.

2. Duties of the Adviser. Under the supervision and subject to the control of TIP’s Board of Trustees, the Adviser shall manage the investment program of the Fund and, in particular, shall perform the following duties in addition to any others that the Board of Trustees and the Adviser agree are appropriate to support and enhance the investment program of the Fund:

Money Manager Selection and Supervision

(a) Establish, in consultation with the Board of Trustees of TIP, criteria for identification and selection of money managers for the Fund;

(b) Identify, screen, and interview money managers for the Fund, analyze the capabilities of such managers, and, subject to review and approval of the Board of Trustees, select one or more money managers to invest the Fund’s assets in light of the capabilities of available managers and expectations as to the way in which the investment programs and styles of each will contribute, in tandem, to the overall performance of the Fund;

(c) Negotiate discretionary management agreements between TIP and money managers on suitable terms with particular attention to performance benchmarks and fees, it being understood that (except with respect to cash and other management by the Adviser, as provided below) the agreements will vest with the money managers, and not with the Adviser, the discretion to select particular investments within the investment program, performance benchmark or benchmarks, investment policies, and restrictions set forth in such agreement or otherwise agreed from time to time, and advise TIP’s Board of Trustees, which has final authority for the approval or disapproval of such agreements, as to the terms thereof and other pertinent information with respect thereto;

(d) Review periodically the performance of each money manager against the manager’s performance benchmark and the manager’s overall contribution to the Fund’s performance, and make such recommendations to TIP’s Board of Trustees as the Adviser deems appropriate with respect to the continuation, modification, or termination of the agreement with the manager;

(e) Allocate and reallocate funds to and among money managers in light of changing market conditions, manager performance, and other factors that the Adviser deems relevant with the objective of maximizing the Fund’s investment performance;

(f) Review the investment objectives, policies, and restrictions applicable to the Fund in light of the Fund’s performance and make recommendations the Adviser deems appropriate with respect to any changes in such objectives, policies, and restrictions.

Cash and Other Management

(a) Arrange for the management of cash invested in the Fund pending its allocation to managers and, when permitted under terms of manager agreements, for the management of cash allocated to managers pending investment in accordance with the manager’s investment program; such arrangements may involve retention of one or more cash managers under agreements negotiated by the Adviser and approved by TIP’s Board of Trustees and may also involve investment by the Adviser in money market instruments and other securities in accordance with the Fund’s investment policies and restrictions applicable to the management of cash or the acquisition (with, in the discretion of the Adviser, assistance from registered commodity trading advisers or other registered persons) of futures contracts or derivative instruments providing a synthetic exposure to the investment market consistent with the Fund’s investment program.

(b) Make investments in securities, including ETFs and other registered and unregistered funds, and derivative instruments on behalf of the Fund to enhance returns, mitigate risks, adjust asset allocations, gain or reduce exposure to a particular market, manage cash, or otherwise pursue the performance objectives of the Fund. The Adviser shall be authorized to exercise discretion regarding any voting rights, rights to consent to corporate actions, and any other rights pertaining to securities and instruments held by the Fund, whether such securities and instruments are managed directly by the Adviser or by a money manager, and may delegate such authority to a money manager; provided, however, that the Adviser shall comply with any instructions received from the Fund as to the voting of securities or other instruments, the exercise of such rights, and the handling of proxies.

All of the foregoing duties, and any others that may be performed by the Adviser from time to time, shall be performed in accordance with the investment objectives, policies, and restrictions set forth in TIP’s Registration Statement under the Investment Company Act of 1940, as amended (the “1940 Act”), as such Registration Statement may be amended from time to time, and in conformity with the 1940 Act and other applicable law. The Adviser shall use its best judgment in the performance of its duties under this Agreement.

3. Further Provisions Involving Cash and Other Management by the Adviser. The provisions of this section pertain to investment by the Adviser in money market instruments and other securities and instruments.

(a) Records. The Adviser shall maintain proper and complete records relating to the furnishing of investment management services under this Agreement, including records with respect to the Fund’s securities transactions required by the 1940 Act and rules thereunder. All records maintained pursuant to this Agreement shall be subject to examination by TIP and by persons authorized by it during reasonable business hours upon reasonable notice. Records required to be maintained by the 1940 Act shall be the property of TIP; the Adviser will preserve such records for the periods prescribed by Rule 31a-2 under the 1940 Act and shall surrender such records promptly at TIP’s request. Upon termination of this Agreement, the Adviser shall promptly return records that are TIP’s property and, upon demand, shall make and deliver to TIP true, complete, and legible copies of such other records maintained as required by this Section 3(a) as TIP may request. The Adviser may retain copies of records furnished to TIP.

(b) Reports to Custodian. The Adviser shall provide to the Fund’s custodian and to the Fund, on each business day, information relating to all transactions concerning the managed assets.

(c) Other Reports. The Adviser shall render to the Board of Trustees of TIP such periodic and special reports as the Board may reasonably request.

(d) Selection of Brokers. The Adviser shall place all orders for the purchase and sale of securities and other instruments managed by the Adviser hereunder on behalf of the Fund with brokers or dealers selected by the Adviser in conformity with the policy respecting brokerage set forth in the Statement of Additional Information included in the Registration Statement. Neither the Adviser nor any of its officers, employees, or affiliates will act as principal or receive any compensation in connection with the purchase or sale of investments by the Fund other than the management fees provided for in this Agreement, except as permitted by applicable law, regulation, rule, exemptive relief, or relevant guidance from or by the appropriate regulatory body.

4. Standard of Care/Indemnification. Subject to Section 36 of the 1940 Act, the Adviser shall not be liable to TIP for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management of the Fund and the performance of its duties under this Agreement except for losses arising out of the Adviser’s bad faith, willful misfeasance, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement. TIP agrees to indemnify the Adviser for any claims, losses, costs, damages, or expenses (including fees and disbursements of counsel, but excluding the ordinary expenses of the Adviser arising from the performance of its duties and obligations under this Agreement) whatsoever arising out of the performance of this Agreement except for those claims, losses, costs, damages, and expenses resulting from the Adviser’s bad faith, willful misfeasance, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

5. Other Investment Activity. Subject to restrictions imposed by law and by applicable Codes of Ethics adopted by TIP and by the Adviser, the Adviser and its directors, officers, affiliates, or employees may buy, sell, or trade in any securities for accounts in which they have a beneficial interest and for accounts over which they exercise investment discretion. TIP acknowledges that the Adviser and its officers, directors, and employees may at any time have, acquire, increase, decrease, or dispose of positions in investments which are at the same time being acquired or disposed of for the account of the Fund and that the Adviser will have no obligation to acquire for the Fund a position in any investment that the Adviser, or its officers, directors, or employees may acquire, if in the sole discretion of the Adviser, it is not feasible or desirable to acquire a position in such investment for the account of the Fund.

6. Expenses. The Adviser shall pay all of its expenses arising from the performance of its obligations under this Agreement including the costs of office space, equipment, and personnel necessary to discharge those obligations including, in particular, the salaries and expenses of officers of TIP who are officers or employees of the Adviser who are performing duties under this agreement. The Adviser shall pay all fees, if any, and reimburse all expenses of its directors except to the extent such directors are trustees of TIP and expenses related to attendance at meetings of the Board of Trustees of TIP or any committee thereof or advisors thereto. The Adviser shall not be required to pay any other expenses of TIP, including, without limitation: money manager fees; brokerage commissions; fees and expenses of administrators, independent attorneys, auditors, custodians, accounting agents, and transfer agents including maintenance of books and records that are required to be maintained by TIP’s custodian or other agents of TIP; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers, and other specialists, if any; taxes; costs of share certificates and any other expenses (including clerical expenses) of issue, sale, repurchase, and redemption of shares; expenses of registering and qualifying shares of TIP under federal and state laws and regulations; expenses relating to investor and public relations including telephone, facsimile, postage, and other communications expenses, and expenses of printing and distributing reports, notices, information statements, and proxy materials to existing shareholders; expenses of printing and filing reports and other documents with governmental agencies; expenses of annual and special shareholders meetings; insurance premiums, including premiums for indemnification insurance for trustees and officers of TIP; and extraordinary expenses such as litigation expenses. Except as set forth in the first sentence of this Section 6, nothing herein shall limit the ability of the Adviser and the TIP Board of Trustees to agree from time to time to the appropriate allocation of costs and expenses between the parties, including salaries and expenses of officers or employees of TAS who are performing duties for TIP other than those set forth under this Agreement.

7. Compensation. (a) As compensation for the services performed and the facilities and personnel provided by the Adviser pursuant to this Agreement, TIP will pay to the Adviser at or promptly after the end of each calendar month, a fee, calculated on each day during such month, at an annual rate of the Fund’s average daily net assets, as follows:

Assets	Annual Rate
First $1 Billion	0.25%
Next $1 Billion	0.23%
Next $1 Billion	0.20%
Over $3 Billion	0.18%

The Adviser shall be entitled to receive during any month such interim payments of its fee hereunder as the Adviser shall request, provided that no such payment shall exceed 50% of the amount of such fee then accrued on the books of the Fund and unpaid.

(b) If the Adviser shall serve hereunder for less than the whole of any month, the fee payable hereunder shall be prorated.

(c) For purposes of this Section 7, the “average daily net assets” of the Fund shall mean the average of the values placed on the Fund’s net assets on each day pursuant to the applicable provisions of TIP’s Registration Statement, as it may be in effect from time to time.

8. Term of Agreement. This Agreement shall continue in full force and effect until one year from the date hereof, and will continue in effect from year to year thereafter if such continuance is approved in the manner required by the 1940 Act, provided that this Agreement is not otherwise terminated. The Adviser may terminate this Agreement at any time, without payment of penalty, upon 60 days’ written notice to TIP. TIP may terminate this Agreement with respect to the Fund at any time, without payment of penalty, upon 60 days’ written notice to the Adviser by vote of either the Board of Trustees or a majority of the outstanding voting securities (as defined by the 1940 Act) of the Fund. This Agreement will automatically terminate in the event of its assignment (as defined by the 1940 Act).

9. Miscellaneous. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware. Anything herein to the contrary notwithstanding, this Agreement shall not be construed to require or to impose any duty upon either of the parties to do anything in violation of any applicable laws or regulations. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes any prior agreement with respect to the subject matter hereof whether oral or written, including any prior advisory agreement between the parties. This Agreement may be amended from time to time pursuant to a written agreement executed by TIP, on behalf of the Fund, and the Adviser, subject to approval, if required, by TIP’s Board of Trustees and shareholders of the Fund, in the manner set forth in any applicable exemptive order or under then current federal law, rule, regulation, or Securities and Exchange Commission staff interpretation thereof.

10. Rights Relating to Corporate Name. The Adviser and TIP each agrees that the phrase “TIFF” or “The Investment Fund for Foundations,” which comprises a component of TIP’s corporate name, is a property right of the Adviser. TIP agrees and consents that (i) it will only use the phrase “TIFF” as a component of its corporate name and for no other purpose; (ii) it will not purport to grant to any third party the right to use the phrase “TIFF” for any purpose; (iii) the Adviser or any corporate affiliate of the Adviser may use or grant to others the right to use the phrase “TIFF” or any combination or abbreviation thereof, as all or a portion of a corporate or business name or for any commercial purpose, including a grant of such right to any other investment company, and at the request of the Adviser, TIP will take such action as may be required to provide its consent to such use or grant; and (iv) upon the termination of any investment advisory agreement into which the Adviser and TIP may enter, TIP shall, upon request by the Adviser, promptly take such action, at its own expense, as may be necessary to change its corporate name to one not containing the phrase “TIFF” and following such a change, shall not use the phrase “TIFF,” “The Investment Fund for Foundations,” or any combination thereof, as part of its corporate name or for any other commercial purpose, and shall use its best efforts to cause its officers, directors, and stockholders to take any and all actions that the Adviser may request to effect the foregoing and recovery to the Adviser any and all rights to such phrase.

IN WITNESS WHEREOF, TIP and the Adviser have caused this Agreement to be executed by their duly authorized officers as of the date first written above.

TIFF INVESTMENT PROGRAM

Signature

Print Name/Title

TIFF ADVISORY SERVICES, LLC

Signature

Print Name/Title

Exhibit B. DIRECTORS AND PRINCIPAL EXECUTIVE OFFICER OF TAS AND TAS LLC AND OFFICERS OF BOTH THE FUND AND TAS OR TAS LLC

The directors and the principal executive officer of TAS and their positions with TAS are as follows.

Name	Current Position with TAS
Deborah D. Boedicker	Director
Clarence K. Brenan	Chief Executive Officer, Director
Robert W. Durden	Director
Kathryn A. Koch	Director
Gumersindo Oliveros	Director
Bola N. Olusanya	Director
Alyssa C. Rieder	Director
Richard W. Slocum	Director
Jay L. Willoughby	Chief Investment Officer, Director

The principal executive officer of TAS LLC is expected to be Clarence K. Brenan (expected Chief Executive Officer) and the directors of TAS LLC are expected to be Mr. Brenan, Jessica N. Portis (expected Head of Member Portfolio Management and Services of TAS LLC), Jay L. Willoughby and Robert J. Zion.

Name	Current Position with the Fund	Current Position with TAS and Expected Position with TAS LLC
Oliver Bardon*	Liquidity Risk Program Administrator and Derivatives Risk Manager	Head of Risk
Katherine M. Billings*	Treasurer and Chief Financial Officer	Vice President and Treasurer
Clarence K. Brenan*	Chief Executive Officer	Chief Executive Officer, Director
Zane T. Hamid*	Vice President	Vice President and Head of Operations
Lisa L. B. Matson*	Vice President	General Counsel, Vice President and Secretary
Christian A. Szautner	Chief Compliance Officer, Chief Legal Officer, Vice President and Secretary	Chief Compliance Officer, Vice President, Assistant Secretary, Anti-Money Laundering Officer
Jay L. Willoughby*	Chief Investment Officer	Chief Investment Officer, Director
Robert J. Zion*	President and Assistant Treasurer	Chief Operating Officer and Vice President (and expected Director of TAS LLC)

*Fund officer who is expected to own common equity interests of TAS LLC as of the completion of the Reorganization, either directly or indirectly via their ownership of interests of a Delaware limited liability holding company. The only Fund officer who is expected to own 10% or more of the common equity interests of TAS LLC as of the closing of Reorganization, either directly or indirectly via his ownership of interests of such Delaware limited liability holding company, is Clarence K. Brenan.

Exhibit C. GOVERNANCE COMMITTEE CHARTER

TIFF Investment Program

Governance Committee Charter

I.	Purpose of the Committee

The Governance Committee is a committee of the Board of Trustees of TIFF Investment Program (“TIP”). Its primary functions are to:

● provide counsel to the Board of Trustees (“Board”) with respect to the organization, function and composition of the Board and its committees;

● identify and recommend to the Board potential trustee candidates; and

● lead the Board in an annual review of the Board and its committees.

II.	Composition of the Committee

The Committee shall be composed of at least three trustees. Members of the Committee shall be trustees who are not “interested persons” of TIP, as defined by the Investment Company Act of 1940, as amended (the “1940 Act”) (“Independent Trustees”).

The members and Chair of the Committee shall be elected annually by the Board and serve until their respective successors shall be duly elected.

III.	Meetings of the Committee

The Committee shall meet at least once annually and hold such additional meetings as the Committee shall deem necessary. Special meetings (including telephone meetings) may be called by the Chair or a majority of the members of the Committee upon reasonable notice to the other members of the Committee.

The presence in person or by telephone of 50% of the number of the Committee members shall constitute a quorum at any meeting.

IV.	Responsibilities and Duties of the Committee

A.	Trustee Nominations, Elections, and Training

The Committee shall:

1.	Identify and nominate candidates for election to the Board. The principal criterion for selection of candidates is their ability to contribute to the overall functioning of the Board and to carry out the responsibilities of the Trustees. The Committee may use any process it deems appropriate for the purpose of evaluating candidates. The Committee will use the same process for nominees submitted by members as for other nominees. The Committee shall evaluate candidates’ qualifications for Board membership and their independence from TIFF Advisory Services, Inc. (“TAS”), TIP’s money managers, and other principal service providers. Persons selected to serve as Independent Trustees must be “disinterested” or independent in terms of both the letter and the spirit of the 1940 Act. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g., business, financial, or family relationships with TAS, TIP’s money managers, or service providers, including TIP’s independent auditors.

2.	Review periodically the composition and size of the Board to determine whether it may be appropriate to add individuals with backgrounds or skill sets different from those of the current Trustees.

3.	Oversee arrangements for orientation of new Trustees and for continuing education of the Trustees.

B.	Committee Nominations and Functions

The Committee shall:

1.	Identify and recommend individuals for membership on all committees, recommend individuals to chair committees, and review committee assignments at least annually. The Committee shall make recommendations for any such assignments to the Board.

2.	As necessary, review the responsibilities of each committee, whether there is a continuing need for each committee, whether there is need for additional committees, and whether committees should be combined or reorganized. The Committee shall make recommendations for any such action to the Board.

C.	Governance Oversight

The Committee shall:

1.	Oversee the Board’s annual self-evaluation process.

2.	Review periodically Board governance procedures and recommend any appropriate changes to the Board.

3.	Recommend an Independent Trustee for appointment by the Trustees as Chair of the Board.

4.	Review annually the compensation of the Chair of the Board and determine whether to recommend to the Trustees any change in the schedule of compensation.

5.	Review periodically the benefits available to Independent Trustees for their service on the Board.

6.	Oversee the selection, performance and continuing independence of counsel to the Independent Trustees, as applicable.

D.	Other Responsibilities and Duties

The Committee shall:

1.	Authorize and oversee investigations into any matters within the scope of the Committee’s responsibilities. The Committee shall be empowered to use TIP assets to retain independent counsel, consultants, and other professionals to discharge its responsibilities.

2.	Review this Charter at least annually and recommend changes, if any, to the Board.

3.	Maintain minutes of its meetings and report to the Board on its activities.

Adopted:	December 7, 2009
Amended:	September 21, 2011
Amended:	September 9, 2015
Amended:	September 19, 2018
Amended:	September 25, 2019

(Replaced the former TIP Nominating Committee Charter)

Exhibit D. AUDIT COMMITTEE CHARTER

TIFF Investment Program
Audit Committee Charter

The Board of Trustees (the “Board”) of TIFF Investment Program (“TIP” or the “Company”), on behalf of its various series (the “Funds”), hereby establishes the following guidelines for the composition, mission, and responsibilities of the Audit Committee (the “Committee”). The primary purposes of the Committee are to oversee each Fund’s accounting and financial reporting policies, audits of its financial statements, and its internal controls over financial reporting.

The Committee will endeavor to ensure the quality and objectivity of the Company’s independent audits and the Company’s financial statements, act as a liaison between the Board and the Company’s registered public accounting firm (“Independent Auditors”),1 and periodically report to the Board. In performing its duties, the Committee shall have unrestricted access to the Independent Auditors and to the Funds’ investment adviser, money managers, administrator, and the executive and financial management personnel of the Company. The Independent Auditors shall report directly to the Committee.

Composition of the Committee

●	The Committee shall be composed of as many Trustees as the Board shall determine and the Board may replace members of the Committee for any reason.

●	The Committee shall be composed entirely of Trustees of the Board who are not “interested persons” of the Company (“Independent Trustees”), as defined in §2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”). No member of the Committee shall receive any compensation from the Company except compensation for service as a member of the Board or a committee of the Board.

●	Committee members will possess the required financial and business experience to operate effectively and comply with applicable rules and regulations. The Board shall determine whether at least one member of the Committee is an “audit committee financial expert” as defined by Item 3(b) of U.S. Securities and Exchange Commission (the “SEC”) Form N-CSR. The Committee shall make recommendations to the Board with respect to such determinations at least annually and shall consider whether any members thereof serves on the audit committee of any other public companies.

●	The Chair of the Committee (the “Chair”) shall be elected by the Board annually and will serve until their successor shall be duly elected and qualified.

Duties and Responsibilities

The Committee, with respect to financial statements and financial reporting processes, shall have the following specific duties and responsibilities:

●	to review and discuss the Company’s audited financial statements with Company management; and

●	to receive and review reports, as applicable, from the principal executive officer and the principal financial officer of the Company, or persons performing similar functions, regarding (i) all significant deficiencies and material weaknesses in the design or operation of Company internal control over financial reporting which are reasonably likely to adversely affect the Company’s ability to record, process, summarize, and report financial information; (ii) any fraud, whether or not material, that involves Company management or other employees who have a significant role in the Company’s internal control over financial reporting; and (iii) treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, including any such complaints received by confidential, anonymous submission from Company employees.

1 The Independent Auditors must be registered with the Public Company Accounting Oversight Board (“PCAOB”) in accordance with §102 of the Sarbanes Oxley Act of 2002 (the “SOX Act”).

The Committee, with respect to the audit process, shall have the following specific duties and responsibilities:

●	to be directly responsible for the appointment, compensation, retention or termination and oversight of the work of the Independent Auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company, including consideration of disagreements between management and the Independent Auditors regarding financial reporting; [2]

●	to review and evaluate the Independent Auditors’ qualifications, independence and performance in accordance with applicable federal securities laws and regulations and the rules and standards of the PCAOB;

●	to review, at least annually, a formal written statement, and other reports as necessary, from the Independent Auditors delineating all relationships between such Independent Auditors or its affiliates and the Company or any entity in the investment company complex (as defined in Rule 2-01(f)(14) of Regulation S-X), that may be thought to bear on the Independent Auditors’ independence;

●	to consider whether the provision of non-audit services that were rendered to the Company’s investment adviser[3] and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Company (collectively, “adviser affiliates”), that were not pre-approved as described below, is compatible with maintaining the Independent Auditors’ independence;

●	to actively engage in a dialogue with the Independent Auditors with respect to any disclosed relationships or services that may impact the objectivity and impartial judgment of the Independent Auditors and, if deemed appropriate by the Committee, to recommend that the Board take appropriate action in response to the report of the Independent Auditors to satisfy itself of the independence of the Independent Auditors;

●	to review with the Independent Auditors the scope of the proposed annual audit each year and the audit procedures to be utilized;

●	to pre-approve all audit and permitted non-audit services[4] (including tax services) to be provided to the Company by the Independent Auditors; and to pre-approve non-audit services to be provided by the Independent Auditors to the Company’s investment adviser and adviser affiliates if such non-audit services relate directly to the operations and financial reporting of the Company (“covered non-audit services”);[5]

2 The selection of the Independent Auditors must be approved by a vote of a majority of the Independent Trustees.

3 As used herein, “investment adviser” does not include a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser, including any money manager.

4 The SOX Act prohibits the Independent Auditors from providing certain enumerated non-audit services contemporaneously with the Company’s audit. These services include: (i) bookkeeping or other services related to the accounting records or financial statements of the audit client; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions, (vii) human resources; (viii) broker-dealer, investment adviser, or investment banking services; (ix) legal services; (x) expert services unrelated to the audit; or (xi) any other non-audit service the Board determines to prohibit.

5 The pre-approval requirement may be waived for non-audit services to be provided to the Company or covered non-audit services if certain de minimis requirements are met. The Committee may delegate to one or more designated Committee members the authority to grant pre-approvals with respect to such services. The decisions of any Committee member with such authority, if applicable, shall be presented to the full Committee at each of its scheduled meetings.

●	to review with the Independent Auditors the results of the annual audit, including any comments or recommendations thereof;

●	to develop, to the extent deemed appropriate by the Committee (including as an alternative to the Committee pre-approval discussed above), policies and procedures for pre-approval of the engagement of the Independent Auditors to provide audit and non-audit services to the Company or covered non-audit services, provided the policies and procedures are detailed as to the particular service and the Committee is informed of each service and such policies and procedures do not include delegation of the Committee’s responsibilities under the Securities Exchange Act of 1934 to Company management;

●	to review with the Independent Auditors the adequacy and effectiveness of relevant internal controls over financial reporting and procedures and the quality of management personnel implementing those controls and procedures;

●	to receive and review reports by the Independent Auditors regarding (i) all critical accounting policies and practices to be used; (ii) all alternative treatments within generally accepted accounting principles for policies and practices related to material items that have been discussed with Company management, including ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the Independent Auditor; and (iii) other material written communications between the Independent Auditors and Company management, such as any management letter or schedule of unadjusted differences; and

●	to receive and review reports by the Independent Auditors as required by generally accepted accounting standards, including PCAOB Auditing Standard 1301.

In addition, the Committee will perform such other functions consistent with this Charter, the Company’s Agreement and Declaration of Trust, By-laws, and applicable law, as the Committee or the Board deems necessary and appropriate.

In fulfilling their responsibilities under this Charter, it is recognized that members of the Committee are not employees of the Company and it is not the duty or responsibility of the Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures. Each member of the Committee shall be entitled to reasonably rely on the accuracy of the financial and other information provided to the Committee by the Company’s officers and employees and its internal and external service providers, absent actual knowledge to the contrary.

Meetings

●	The Committee shall meet on a regular basis, but not less frequently than annually, and is empowered to hold special meetings as circumstances require. The Chair may invite Company officers and other interested parties to participate in meetings. The Committee may, in its discretion, meet in executive session with the Company’s principal executive officer and/or principal financial officer and may also meet in executive session outside the presence of Company officers and other parties.

●	A quorum shall be met if 50% or more members are in attendance. At any meeting of the Committee, the decision of a majority of the members present and voting will be determinative as to any matter submitted to a vote.

Reporting

The Chair will report to the Board on the Committee’s activities and make such recommendations as it deems appropriate. The Committee will keep minutes of its meetings, which will be available to the Board for its review.

Amendments

The Committee shall review this Charter at least annually and recommend changes, if any, to the Board. This Charter may be amended by a vote of a majority of the Board members.

Other

●	In its discretion, the Committee will review with Company management, the investment adviser and, if applicable, any money manager or sub-adviser:

●	any matter brought to the attention of the Committee that is related to the Company’s accounting and financial reporting policies, audits of its financial statements, or its internal controls over financial reporting; and

●	any comments from or matters brought to the attention of the Committee by the staff of the SEC that are related to the Company’s accounting and financial reporting policies, audits of its financial statements, or its internal controls over financial reporting.

The Committee shall have the authority to retain its own independent counsel and other experts or consultants whose expertise would be considered helpful to the Committee. The Company shall provide for appropriate funding, as determined by the Committee for payment of compensation to: (i) the Independent Auditors and (ii) any advisers employed by the Committee.

Amended: June 9, 2003

Amended: September 21, 2011

Amended: September 9, 2015

Amended: March 2, 2018

Amended: September 29, 2021